SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant   |X|
Filed by a party other than the Registrant   |_|


Check the appropriate box:
|_|      Preliminary Proxy Statement
|_|      Confidential, For Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))
|_|      Definitive Proxy Statement
|X|      Definitive Additional Materials
|_|      Soliciting Material Under Rule 14a-12


                         RECKSON ASSOCIATES REALTY CORP.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

|X| No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

              (1) Title of each class of securities to which transaction applies:

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              (2)     Aggregate number of securities to which transaction
                      applies:

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              (3)     Per unit price or other underlying value of transaction
                      computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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              (4)     Proposed maximum aggregate value of transaction:

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              (5)     Total fee paid:

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|_| Fee paid previously with preliminary materials.


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|_|      Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              (1)     Amount Previously Paid:

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              (2)     Form, Schedule or Registration Statement No.:

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              (3)     Filing Party:

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PRESS RELEASE

RECKSON ASSOCIATES REALTY CORP.
625 RECKSON PLAZA
UNIONDALE, NY 11556
(516) 506-6000 (PHONE)
(516) 506-6800 (FACSIMILE)
CONTACT: SCOTT RECHLER, CEO
         MICHAEL MATURO, PRESIDENT AND CFO

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FOR IMMEDIATE RELEASE


                 ISS RECOMMENDS RECKSON SHAREHOLDERS VOTE "FOR"

                   PROPOSED MERGER WITH SL GREEN REALTY CORP.

(UNIONDALE, NEW YORK, NOVEMBER 10, 2006) - RECKSON ASSOCIATES REALTY CORP. (NYSE: RA) today announced that Institutional Shareholder Services (ISS), one of the nation's leading independent proxy advisory services, recommended that Reckson shareholders vote "FOR" the proposed merger with SL Green Realty Corp. (NYSE: SLG) at Reckson's November 22, 2006 special meeting of shareholders. ISS provides voting advice to hundreds of institutional investors, mutual and pension funds, money managers and other fiduciaries.

In recommending that Reckson shareholders vote "FOR" the proposed merger with SL Green, ISS stated in their November 9, 2006 report that:

         --"On balance, we believe that this transaction warrants shareholder support."

In support of its conclusion, ISS noted the following: the competitive bidding process leading up to the transaction, the transaction's unanimous approval by an independent special committee of Reckson's Board, that SL Green was incentivized to accept the highest possible bid for the sale of the non-core assets to a management-led investor group, and that there was an auction process under which the non-core assets were "re-shopped" to the auction participants. ISS also noted that if shareholders reject the proposed merger, it was unlikely that the company's share price would continue to trade at levels near the merger consideration.


"We are pleased that, after a thorough analysis, ISS is recommending that Reckson shareholders vote to support the Company's combination with SL Green," said Scott Rechler, Chief Executive Officer of Reckson. "We fully agree with ISS that this transaction warrants shareholder support and urge Reckson shareholders to vote 'FOR' the proposed SL Green merger promptly."

Reckson's Board of Directors recommends shareholders to VOTE TODAY FOR THE PROPOSED MERGER, after reading the definitive proxy materials and other relevant documents filed with the SEC which contain important information about Reckson and the


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proposed transaction. Shareholders may vote their shares by telephone, via the internet or by signing, dating and returning the proxy card in the envelope provided that they recently received in the mail. Shareholders are advised that if they have any questions or need any assistance in voting their shares, they should contact Reckson's proxy solicitor, Innisfree M&A Incorporated, by telephone toll-free at 1-888-750-5834.

Reckson is a self-administered and self-managed real estate investment trust
(REIT) specializing in the acquisition, leasing, financing, management and development of Class A office properties.

Reckson is one of the largest publicly traded owners, managers and developers of Class A office properties in the New York Tri-State area and wholly owns, or has substantial interests in, a total of 101 properties comprised of approximately
20.2 million square feet. For additional information on Reckson, please visit the Company's web site at www.reckson.com.

IMPORTANT INFORMATION AND WHERE TO FIND IT

Reckson and SL Green have filed a definitive proxy statement/prospectus as part of a registration statement regarding the proposed transaction with the Securities and Exchange Commission (SEC) on October 19, 2006. Investors and security holders are urged to read the proxy statement/prospectus because it contains important information about SL Green and Reckson and the proposed transaction. Investors and security holders may obtain a free copy of the definitive proxy statement/prospectus and other documents filed by SL Green and Reckson with the SEC at the SEC's website at www.sec.gov. The definitive proxy statement/prospectus and other relevant documents may also be obtained free of charge from SL Green or Reckson by directing such request to: SL Green, 420 Lexington Avenue, New York, NY 10170, Attention: Investor Relations, or Reckson, 625 Reckson Plaza, Uniondale, NY 11556, Attention: Investor Relations. Investors and security holders are urged to read the proxy statement, prospectus and other relevant material before making any voting or investment decisions with respect to the merger.

CERTAIN MATTERS DISCUSSED HEREIN, INCLUDING GUIDANCE CONCERNING THE COMPANY'S FUTURE PERFORMANCE, ARE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. ALTHOUGH THE COMPANY BELIEVES THE EXPECTATIONS REFLECTED IN SUCH FORWARD-LOOKING STATEMENTS ARE BASED ON REASONABLE ASSUMPTIONS, FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF RESULTS AND NO ASSURANCE CAN BE GIVEN THAT THE EXPECTED RESULTS WILL BE DELIVERED. SUCH FORWARD-LOOKING STATEMENTS ARE SUBJECT TO CERTAIN RISKS, TRENDS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE EXPECTED. AMONG THOSE RISKS, TRENDS AND UNCERTAINTIES ARE THE GENERAL ECONOMIC CLIMATE, INCLUDING THE CONDITIONS AFFECTING INDUSTRIES IN WHICH OUR PRINCIPAL TENANTS COMPETE; FINANCIAL CONDITION OF OUR TENANTS; CHANGES IN THE SUPPLY OF AND DEMAND FOR OFFICE PROPERTIES IN THE NEW YORK TRI-STATE AREA; CHANGES IN INTEREST RATE LEVELS; CHANGES IN THE COMPANY'S CREDIT RATINGS; CHANGES IN THE COMPANY'S COST OF AND ACCESS TO CAPITAL; DOWNTURNS IN RENTAL RATE LEVELS IN OUR MARKETS AND OUR ABILITY TO LEASE OR RE-LEASE SPACE IN A TIMELY MANNER AT CURRENT OR ANTICIPATED RENTAL RATE LEVELS; THE AVAILABILITY OF FINANCING TO US OR OUR TENANTS; CHANGES IN OPERATING COSTS, INCLUDING UTILITY, REAL ESTATE TAXES, SECURITY AND INSURANCE COSTS; REPAYMENT OF DEBT OWED TO THE COMPANY BY THIRD PARTIES; RISKS ASSOCIATED WITH JOINT VENTURES; LIABILITY FOR UNINSURED LOSSES OR ENVIRONMENTAL MATTERS; RISKS THAT THE COMPANY'S SHAREHOLDERS DO NOT APPROVE THE TRANSACTION WITH SL GREEN, THAT THE OTHER CLOSING CONDITIONS TO THE TRANSACTION WITH SL GREEN ARE NOT MET AND/OR THAT THE TRANSACTION WITH SL GREEN IS DELAYED OR NOT CONSUMMATED, AND OTHER RISKS ASSOCIATED WITH THE DEVELOPMENT AND ACQUISITION OF PROPERTIES, INCLUDING RISKS THAT DEVELOPMENT MAY NOT BE COMPLETED ON SCHEDULE, THAT THE TENANTS WILL NOT TAKE OCCUPANCY OR PAY RENT, OR THAT DEVELOPMENT OR OPERATING COSTS MAY BE GREATER THAN ANTICIPATED. FOR FURTHER INFORMATION ON FACTORS THAT COULD IMPACT RECKSON, REFERENCE IS MADE TO RECKSON'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. RECKSON UNDERTAKES NO RESPONSIBILITY TO UPDATE OR SUPPLEMENT INFORMATION CONTAINED IN THIS PRESS RELEASE.
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